Back to 10-Q	Exhibit 10.28

AHCA AGREEMENT NO. AA051
AMENDMENT NO. 3
THIS COORDINATION OF BENEFITS AGREEMENT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and WELLCARE OF FLORIDA, INC., hereinafter referred to as the “Health Plan,” is hereby amended as follows:

1.	Section VII., Miscellaneous, Item E., Contact Information, the Agency contact person information is hereby amended to now read as follows:
The contact person for the Agency is as follows:
Frank Dichio
Agency for Health Care Administration
2727 Mahan Drive, MS# 19
Tallahassee, FL 32308
(850) 412-4137
Frankie.Dichio@ahca.myflorida.com

2.
Effective January 1, 2013, Exhibit B, Applicable Service Areas and Dual Eligible and Other Dual Eligible Categories, is hereby deleted in its entirety and replaced with Exhibit B-1, Revised Applicable Service Areas and Dual Eligible and Other Dual Eligible Categories, attached hereto and made part of the Agreement. All references in the Agreement to Exhibit B shall hereinafter refer to Exhibit B-1.

3.
Effective January 1, 2013, Exhibit C, Florida Medicaid Benefits, is hereby deleted in its entirety and replaced with Exhibit C-1, Medicare Advantage Special Needs Plans Covered Services, attached hereto and made part of the Agreement. All references in the Agreement to Exhibit C shall hereinafter refer to Exhibit C-1.

This amendment shall have an effective date of January 1, 2013, or the date on which both parties execute the amendment, whichever is later.
All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Agreement.
This amendment and all its attachments are hereby made a part of the Agreement.
This amendment cannot be executed unless all previous amendments to this Agreement have been fully executed.

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AHCA Agreement No. AA051, Amendment No. 3, Page 1 of 2

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IN WITNESS WHEREOF, the parties hereto have caused this five (5) page amendment to be executed by their officials thereunto duly authorized.

WELLCARE OF FLORIDA, INC.     STATE OF FLORIDA, AGENCY FOR
HEALTH CARE ADMINISTRATION

SIGNED    SIGNED
BY: /s/ Christina Cooper        BY: /s/ Elizabeth Dudek
NAME: Christina Cooper        NAME: Elizabeth Dudek

TITLE: President, Florida Division        TITLE: Secretary

DATE: 9/21/12        DATE: 9/21/12

Specify    Letter/
Type    Number    Description

Exhibit	B-1 Applicable Service Areas and Dual Eligible and Other Dual Eligible Categories (1 page)

Exhibit	C-1 Medicare Advantage Special Needs Plans Covered Services (2 pages)

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AHCA Agreement No. AA051, Amendment No. 3, Page 2 of 2

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EXHIBIT B-1
MA SNPS
APPLICABLE SERVICE AREAS AND
DUAL ELIGIBLE AND OTHER DUAL ELIGIBLE CATEGORIES

MA SNP PLAN NAME	H #	SERVICE AREA BY COUNTY OR ZIP CODE	CATEGORY OF SPECIAL NEEDS PLAN (Dual, Chronic, Institutional)	APPLICABLE CATEGORY OF DUAL ELIGIBLE
WELLCARE SELECT	H1032061
Brevard, Broward, Clay, Miami-Dade, Duval, Hernando, Highlands, Hillsborough, Indian River, Lake, Manatee, Marion, Martin, Okeechobee, Orange, Osceola, Palm Beach, Pasco, Pinellas, Polk, Seminole, Sumter, St. Lucie, Volusia
			DUAL	QDWI, QI, SLMB
WELLCARE SELECT	H1032101
Bay, Alachua, Bradford, Calhoun, Charlotte, Citrus, DeSoto, Escambia, Franklin, Gadsden, Glades, Gulf, Hardee, Hendry, Holmes, Jefferson, Lee, Leon, Levy, Liberty, Madison, Okaloosa, Santa Rosa, Sarasota, Union, Wakulla, Walton, Washington
			DUAL	QDWI, QI, SLMB
WELLCARE ACCESS	H1032175
Alachua, Bay, Bradford, Brevard, Broward, Calhoun, Charlotte, Citrus, Clay, DeSoto, Duval, Escambia, Franklin, Gadsden, Glades, Gulf, Hardee, Hendry, Hernando, Highlands, Hillsborough, Holmes, Indian River, Jefferson, Lake, Lee, Leon, Levy, Liberty, Madison, Manatee, Marion, Martin, Okaloosa, Okeechobee, Orange, Osceola, Palm Beach, Pasco, Pinellas, Polk, Santa Rosa, Sarasota, Seminole, St. Lucie, Sumter, Union, Volusia, Wakulla, Walton, Washington
			DUAL	FBDE, SLMB+
WELLCARE ACCESS	H1032176	Miami-Dade	DUAL	FBDE, SLMB+

AHCA Agreement No. AA051, Exhibit B-1, Page 1 of 1

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EXHIBIT C-1
Medicare Advantage Special Needs Plans Covered Services

JANUARY 1, 2013 THROUGH DECEMBER 31, 2013

Medicaid Service
HOSPITAL INPATIENT SERVICES
HOSPITAL INPATIENT CROSSOVER
HOSPITAL OUTPATIENT SERVICES
HOSPTIAL OUTPATIENT CROSSOVER
NURSING HOME CROSSOVER
SKILLED NURSING HOME
INTERMEDIATE CARE FACILITY (ICF) I SERVICES
ICF II SERVICES
MENTAL HEALTH HOSPITALS
INTERMEDIATE CARE FACILITY FOR THE DEVELOPMENTALLY DISABLED (ICF/DD) SUNLAND
ICF/DD SIXBED
PHYSICIAN SERVICES
PHYSICIAN SERVICES CROSSOVER
PRESCRIBED MEDICINES (E.G. BENZODIAZEPINES, BARBITURATES AND SOME OVER THE COUNTER PRODUCTS)
LAB AND XRAY SERVICES
LAB AND XRAY CROSSOVER
PATIENT TRANSPORTATION
PATIENT TRANSPORTATION CROSSOVER
FAMILY PLANNING
HOME HEALTH SERVICES
HOME HEALTH CROSSOVER
SCREENING SERVICES
CHILD DENTAL SERVICES
CHILD VISUAL SERVICES
CHILD HEARING SERVICES
ADULT DENTAL SERVICES
ADULT VISION SERVICES
ADULT HEARING SERVICES
TARGETED CASE MANAGEMENT SERVICES
NURSE PRACTITIONER
REGISTERED PHYSICAL THERAPIST
HOSPICE SERVICES
COMMUNITY MENTAL HEALTH
HOME AND COMMUNITY BASED AGING
HOME AND COMMUNITY BASED DEVELOPMENTAL SERVICES
AIDS WAIVER SERVICES
BIRTHING CENTER SERVICES

AHCA Agreement No. AA051, Exhibit C-1, Page #PageNum# of 2

Back to 10-Q	Exhibit 10.28
EXHIBIT C-1
Medicare Advantage Special Needs Plans Covered Services

JANUARY 1, 2013 THROUGH DECEMBER 31, 2013

Medicaid Service
RURAL HEALTH SERVICES
RURAL HEALTH CROSSOVER
PERSONAL CARE SERVICES
PRIVATE DUTY NURSING SERVICES
PHYSICAL THERAPY SERVICES
SPEECH THERAPY SERVICES
OCCUPATIONAL THERAPY SERVICES
RESPIRATORY THERAPY SERVICES
FEDERALLY QUALIFIED HEALTH CENTERS
CLINIC SERVICES
DEVELOPMENTAL SERVICES COMMUNITY SUPPORTED LIVING ARRANGEMENT (DS CSLA)
MENTAL HEALTH CASE MANAGEMENT
DEVELOPMENTAL EVALUATION AND INTERVENTION
CHILD CASE MANAGEMENT SERVICES
CHILD COMMNNITY MENTAL HEALTH SERVICES
CHILD THERAPY SERVICES
ADULT CONGREGATE LIVING FACILITY
PHYSICIAN ASSISTANT SERVICES
SCHOOL BASED SERVICES
DIALYSIS CENTER

§ 422.101 Requirements relating to basic benefits.
* * * * *
(f) Special needs plan model of care (1) MA organizations offering special needs plans must have a model of care plan specifying how the plan will coordinate and deliver care designed for the plan’s enrollees. The model of care plan must provide for the following:
(i) Coordinate care for eligible beneficiaries.
(ii) Include a network of providers/services having relevant clinical expertise.
(iii) Target a special needs population.
(iv) Deliver care based on appropriate protocol for the target enrollees.
(v) Deliver care to frail/disabled enrollees.
(vi) Deliver care to enrollees who are at the end of life.
(vii) Apply performance measures to evaluate processes and outcomes of the model.

AHCA Agreement No. AA051, Exhibit C-1, Page #PageNum# of 2